                                  SEFTON FUNDS


                               SEMI-Annual Report
                     For The Period Ended September 30, 1997



                       [PHOTO OF SAILBOAT APPEARS HERE]

FUND PHILOSOPHY

U.S. Government Fund

The Sefton U.S. Government Fund's investment objective is to provide investors with as high a level of current income as is consistent with preservation of capital. The Fund pursues this objective in a consistently prudent and diverse manner. The Fund is an intermediate-term bond fund and will have an average weighted maturity between 5 and 10 years. At all times the Fund will have a minimum of 65% of its assets in U.S. Government or U.S. Government agency securities.

California Tax-Free Fund

The Sefton California Tax-Free Fund's investment objective is to provide investors with as high a level of current income, exempt from both federal and California state personal income taxes, as is consistent with preservation of capital. The Fund will have an average weighted maturity of 10 or more years. The Fund generally will not purchase bond issues subject to the alternative minimum tax.

Equity Value Fund

The Sefton Equity Value Fund's objective is to provide investors with long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of both domestic and foreign companies. The Fund may invest in large, well-established companies and smaller companies with market capitalization exceeding $50 million. Income generation is a secondary consideration for the Fund. However, the Fund may purchase dividend-paying stocks of particular issuers when the issuer's dividend record may, in the Adviser's opinion, have a favorable influence on the market value of the securities.

Small Company Value Fund

The Sefton Small Company Value Fund's objective is to provide investors with long-term capital appreciation. The Fund pursues its investment objective by investing primarily in a portfolio of equity securities of both foreign and domestic small capitalization companies, defined as companies having stock market capitalization of $1 billion or less at the time of initial purchase, that the Adviser considers to be relatively undervalued. Current income is a secondary consideration on selecting portfolio investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, and securities convertible into common stocks of small capitalization companies.


Contents
Letter from the Chairman                                               1
Economic Review                                                        3
Sefton U.S. Government Fund & California Tax-Free Fund                 4
   U.S. Government Fund Highlights & Portfolio Performance             5
   California Tax-Free Fund Highlights & Portfolio Performance         7
Sefton Equity Value Fund & Small Company Value Fund                    8
   Equity Value Fund Highlights & Portfolio Performance               11
   Small Company Value Fund Highlights & Portfolio Performance        13
   Performance Review                                                 14
Definitions of Common Terms                                           15
Financial Statements
   U.S. Government Fund                                               18
   California Tax-Free Fund                                           24
   Equity Value Fund                                                  31
   Small Company Value Fund                                           37
Notes to Financial Statements                                         43

[PHOTO OF HARLEY K. SEFTON APPEARS HERE]

Harley K. Sefton
Chairman, Sefton Funds Trust
President and Chief Executive Officer,
Sefton Capital Management

Prior to founding Sefton Capital Management, Mr. Sefton was President of First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank). There he was instrumental in creating the Pacifica Family of Mutual Funds, which achieved $1.2 billion in assets under management. Mr. Sefton also was associated with San Diego Trust & Savings Bank for almost 20 years, where he most recently served as Vice Chairman of the Board and Executive Vice President/Division Manager of Financial Services. Mr. Sefton received his B.A. in history from the University of San Diego.

CHAIRMAN'S MESSAGE

Dear Shareholder:

Enclosed is your copy of the Sefton Fund's Semi-Annual Report for the period ended September 30, 1997. As I reflect over the past six months, I feel grateful for the wonderful support we have received from our shareholders and friends.

I would like to extend a warm welcome to our new shareholders who have joined us during this reporting period. I appreciate your confidence and trust in choosing the Sefton Funds to help accomplish your investment goals. For those shareholders who continue to invest in the Sefton Funds, I thank you for your loyalty and would like to assure you that we are working harder than ever to maintain the superior quality of investment management and service to which you have become accustomed.

The Sefton Funds have experienced strong growth in assets this year-to-date with an increase of nearly $70,000,000 which brings our total assets to $187,000,000. Over the past six months, the Funds have grown by $35,000,000.

Individually, the Sefton Funds continue to perform well. The newest addition to our Fund Family is the Sefton Small Company Value Fund which commenced operations on June 30, 1997. We are pleased to report that the Fund is now fully invested with assets totaling $31,000,000, and we believe that this Fund will promote more diversification within our investors' portfolios. It is also our belief that the value oriented approach, which our Fund managers continue to utilize in choosing small companies, should help reduce some of the downside risk inherent in small company investing. Furthermore, it is our opinion that some of the best values in the equity market now lie within the small company sector.

The Equity Value Fund has generated total returns of 24.58% and 42.70% respectively, for the six-month and one-year period ended September 30, 1997. On December 15th, the Equity Value Fund will distribute a significant capital gain to shareholders. Consequently, for those investors who are considering making an additional investment in the Equity Value Fund within a taxable (non-IRA) account, we suggest postponing new contributions to the Fund until after these distributions are made.

The Sefton U.S. Government Fund and the California Tax-Free Fund have both performed very well, posting total returns of 6.64% and 6.14% respectively, for the six-month period ended September 30, 1997.

As the Sefton Funds continue to grow, our Sefton team thanks you for your support and trust which has enabled us to continue to provide exceptional investment services to meet your individual investment objectives.

If there is anything we can do for you, please call us at 1-800-524-2276.

Sincerely,

/s/ Harley K. Sefton

Harley K. Sefton
Chairman

This report, including the financial statements herein, is transmitted to the shareholders of the Sefton Funds for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

ECONOMIC REVIEW

The healthy U.S. economy is surprising even the optimists as strong growth with little inflation continues. While there were signs during the summer that suggested a stronger economy could lead to inflationary ills, such as factory bottlenecks, increased wages, and higher raw material prices, recent data suggests this was not the case. For example, the National Association of Purchasing Managers Orders Index dropped in September and employment growth has slowed during August and September compared to the prior three months. Moreover, the recent currency problems of Southeast Asia are small relative to our economy and will not likely have any negative effect on economic activity in the United States. While the Federal Reserve will be keeping a close eye on future economic indicators, the Fed has little statistical support today to raise interest rates. Absent an outside shock, it appears that the economy will experience smooth sailing for the next several months.

SEFTON U.S. GOVERNMENT FUND AND SEFTON
CALIFORNIA TAX-FREE FUND

[PHOTO OF TED PIORKOWSKI APPEARS HERE]

Ted J. Piorkowski
Vice President
and Fund Manager
of the Sefton U.S. Government Fund
and the Sefton California
Tax-Free Fund

Ted J. Piorkowski, C.F.A.
Vice President and Fund Manager
(U.S. Government Fund & California Tax-Free Fund)
Joining Sefton Capital Management at its inception, Mr. Piorkowski was previously with First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank) as Vice President and Portfolio Manager for six years. Mr. Piorkowski functioned as a fixed-income Portfolio Manager for the Pacifica Mutual Funds, managing $350 million in assets. His responsibilities also included independent credit analysis and review, short-term liquidity management and individual issue management. He was also associated with San Diego Trust & Savings Bank as an Accounting Officer in the Comptroller's office for two years. Mr. Piorkowski received his B.S. in finance and an M.B.A. from San Diego State University. He received his Chartered Financial Analyst designation in 1991 and is a member of the Financial Analysts Society of San Diego.

SEFTON U.S. GOVERNMENT FUND

During the last six months, we experienced a moderation in the economic indicators, continued favorable inflation news, and a shift in perception concerning the Federal Reserve's monetary policy. Market perception about the Fed shifted from a potential tightening in monetary policy towards a more neutral policy requirement. It is now the consensus view that the Fed will not raise rates for the remainder of 1997. For the six months, rates fell 20-75 basis points across the yield curve.

As of September 30, 1997, our sector allocation was overweighted in treasuries, underweighted in mortgages, and underweighted in corporates. (Overweighted/Underweighted measures are relative to broad domestic fixed income indices.) The Fund had the average maturity and duration characteristics of a 5.4-year U.S. Treasury note. The Fund had a short-to-neutral maturity/duration objective relative to its competitive universe during the period. This strategy performed near the median of our competitive universe. We anticipate increasing our maturity/duration objective towards a more neutral position going forward. Also, we will selectively continue to increase our corporate sector allocation, as we move towards a neutral sector weight.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON U.S. GOVERNMENT FUND
HIGHLIGHTS AS OF SEPTEMBER 30, 1997*

Net Assets: $34,378,161

             Sector Diversification
             ----------------------

            [PIE CHART APPEARS HERE]

Treasury                                   52.3%
Cash                                        8.2%
Mortgage                                   24.5%
Agency                                      4.2%
Corporate                                  10.8%



             Significant Holdings
             --------------------

U.S. Treasury Note
7.50%, Due 5/15/2002                        9.3%

U.S. Treasury Note
6.25%, Due 2/15/2003                        6.5%

FHLMC
6.10%, Due 11/15/2016                       5.9%

Boise Cascade
7.70%, Due 1/30/2003                        3.0%


* The composition of the Fund's holdings is subject to change.

SEFTON U.S. GOVERNMENT FUND
PORTFOLIO PERFORMANCE**


                       [BAR GRAPH APPEARS HERE]


                                                             Annualized Since
                               Three Months    One Year      Inception (4/3/95)
                               ------------    --------      ------------------

Sefton U.S.
Government Fund                 3.24%           8.67%              7.63%


Morningstar U.S.                2.73%           7.89%              7.26%
Gov't Funds Average


** Performance data quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON CALIFORNIA TAX-FREE FUND
The California municipal bond market rallied during the period. Bond yields decreased 45-65 basis points for most maturities. Once again, limited new issue supply and strong demand continued to support the municipal market. Going forward, we may soon experience increased issuance related to refundings if rates fall much further.

As of September 30, 1997, the Fund had an average maturity of approximately 15.7 years and an average coupon of 5.89%. The Fund's largest sector allocations are education, water, and transportation. In addition, approximately 60% of the Fund's current holdings are insured bonds. The Fund's maturity/duration position is currently neutral. During the period, the Fund had slightly underperformed its competitive universe due to our relatively shorter maturity/duration. We anticipate increasing the maturity/duration position to slightly longer than neutral as market conditions afford us the opportunity.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON CALIFORNIA TAX-FREE FUND
HIGHLIGHTS AS OF SEPTEMBER 30, 1997*

Net Assets: $38,952,336


Sector Diversification
----------------------
Misc. Revenue Bonds                     9.4%
Power                                   4.1%
Prisons                                 2.7%
Transportation                         12.9%
Waste                                   9.6%
Water                                  14.2%
Certificates of Participation           4.2%
Education                              14.6%
Floaters/Cash                            .5%
General Obligations                    10.9%
Health                                 10.8%
Housing                                 6.1%




Significant Holdings
--------------------
Rancho California, Water District
Financing Authority 5.88%, Due
11/01/2010                              5.6%

California Educational Facilities-
Pomona College 6.13%, Due 02/15/2008    4.7%

California Health Financing-Scripps
Hospital 6.25% Due 10/01/2013           4.1%

San Diego Regional Transportation
Commission 5.00%, Due 4/01/2007         4.0%

*The composition of the Fund's holdings is subject to change.


SEFTON CALIFORNIA TAX-FREE FUND
PORTFOLIO PERFORMANCE**


                      Three Months   One Year    Annualized Since Inception (4/3/95)
                      ------------   --------    -----------------------------------
Sefton California
Tax-Free Fund            2.74%         8.51%                  7.43%

Morningstar California
Municipal Bond Funds
Average                  2.97%         8.26%                  7.45%

** Performance data quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON EQUITY VALUE FUND & SMALL COMPANY VALUE FUND

[PHOTO OF THOMAS C. BOWDEN APPEARS HERE]

Thomas C. Bowden, C.F.A.
Vice President and Fund Manager
(Equity Value Fund & Small Company Value Fund)
Mr. Bowden joined Sefton Capital Management in February, 1995 after serving as Vice President and Portfolio Manager (Equity) with First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank) for nine years. During that time, he worked in the areas of equity analysis, trading and portfolio management. In addition, Mr. Bowden was Co-Manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds, managing over $250 million in assets. During his tenure, he was involved in account management for individuals, corporations and foundations. Previously, Mr. Bowden was a Commercial Loan Officer with Bank of America for two years. He received his B.S. in finance and business economics from the University of Southern California and an M.B.A. from the University of Chicago. He received his Chartered Financial Analyst designation in 1989. Mr. Bowden is also a member of the Financial Analysts Society of San Diego.


[PHOTO OF LEIF O. SANCHEZ APPEARS HERE]

Leif O. Sanchez, C.F.A.
Vice President and Fund Manager
(Equity Value Fund & Small Company Value Fund)

Mr. Sanchez established the equity department at Sefton Capital Management, Inc. in February, 1995 after ten years as Vice President and Portfolio Manager with First Interstate Capital Management, Inc. (formerly San Diego Financial Capital Management, Inc., a wholly owned subsidiary of San Diego Trust & Savings Bank). During that time, he worked in the areas of equity analysis, trading and portfolio management. Most recently, he was Co-Manager of the Pacifica Equity Value and Pacifica Balanced Mutual Funds, managing over $250 million in assets. He was also involved in the management of accounts for individuals, corporations and foundations. Mr. Sanchez received a B.A. in engineering from Harvard University and obtained his Chartered Financial Analyst designation in 1989. Mr. Sanchez is also a member of the Financial Analysts Society of San Diego.

SEFTON EQUITY VALUE FUND
As of September 30th, the year-to-date return of the US stock market, as measured by the S&P 500 Stock Index* (S&P 500), was +29.7%. This follows returns of +23.1% for 1996 and +37.4% for 1995. Over the past three years, large capitalization, "blue chip" growth companies have been the markets' best performers, reflecting an increasing desire among stock investors to own the "best" companies in America, those companies which have the brightest prospects and the fastest growing earnings. However, this focus on "owning the best" has, in our opinion, overshadowed the other crucial element of security analysis: valuation.

The majority of the stocks in the S&P 500, traditionally the "best" companies in America, now carry rather steep prices in relation to their projected earnings growth rates and intrinsic values. Built into the stock prices of these companies is a big premium for future growth. If these companies report quarterly earnings even a penny less than Wall Street analysts predict, their stock price can tumble precipitously, evidence the recent price declines of Kodak, Gillette, Coca Cola, Intel, Motorola and Boeing.

We believe that our value approach to investing has the potential to provide a margin of safety against earnings disappointments. News that is expected has far less of an impact on future stock prices than news that is unexpected. In the case of the blue-chip growth stocks in the S&P 500, most of the good news is already reflected in their stock price. If this good news materializes, the stock may rise further, but the market has, for the most part, already anticipated it. If, on the other hand, the news is not as good as expected, the stock is prone to a significant decline in price.

When purchasing stocks for the Sefton Equity Value Fund and Small Company Value Fund, Sefton Fund managers pay careful attention to what they are paying in relation to what they are getting in the form of earnings, book value and franchise value. This focus on fundamental value should help mitigate the risks of earnings disappointments. Since the market does not expect much from the type of stocks which we buy, bad news can't hurt them too much, but good news has the potential to send them soaring because it is unexpected, and not already built into their price.

Consequently, while we perceive significant risks to exist within the large-capitalization growth segment of the market, we believe there are numerous undervalued companies which have been overlooked or are misunderstood by the majority of investors, particularly in the small and mid capitalization segments of the market. We will continue to seek out these undervalued and misunderstood companies as we strive to help our shareholders reach their financial goals in the coming year.

Over the past six months, the S&P 500 produced a gain of +26.24% while the Lipper Growth Funds Universe** produced an average gain of +28.12%. Significantly, within the S&P 500,

"growth" stocks (stocks that typically exhibit high P/E multiples) outperformed "value" stocks (stocks that typically exhibit P/E multiples lower than that of the general market) by 240 basis points (2.4%). During the last six months, the Sefton Equity Value Fund generated a total return of 24.58%.

The Fund purchased eleven new stocks and sold nineteen during the past six months. Securities showing signs of deteriorating fundamentals or positions that had reached their price objective were eliminated. Currently, we are overweighted in the sectors of Basic Industry, Finance, and Utilities/REITs, and underweighted in Consumer Staples, Technology and Energy. The Fund ended September with a little under 8% of assets in cash.

* The S&P 500 is an unmanaged stock index generally representative of the large capitalization equity market as a whole and cannot be invested in directly.
** The Lipper Growth Funds Universe is an average of growth mutual funds as tracked by Lipper Analytical Services.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON EQUITY VALUE FUND
HIGHLIGHTS AS OF SEPTEMBER 30, 1997

Net Assets: $83,864,184


Sector Diversification*
----------------------
Consumer Cyclical                       7.3%
Utilities/REITS                        15.9%
Services                                9.9%
Cash                                    7.8%
Finance                                15.0%
Technology                              7.0%
Health Care                             6.9%
Consumer Staples                        5.0%
Basic Industry                         10.5%
Energy                                  6.9%
Manufacturing                           7.8%


Significant Holdings
--------------------
Chase Manhattan
Corporation                  4.2%

Phillip Morris
Companies, Inc.              4.0%

Repsol S.A. Sponsored -
ADR                          3.9%

Dana Corporation             3.8%

International Business
Machines                     3.8%

CSX Corporation              3.5%

Ohio Edison Company          3.4%

AMR Corporation              3.3%

GPU, Inc.                    3.3%

International Paper
Company                      3.3%


* The composition of the Fund's holdings is subject to change.


SEFTON EQUITY VALUE FUND PORTFOLIO PERFORMANCE**


                                                         Annualized Since Inception
                   Three Months           One Year               (4/3/95)
                   ------------           --------       --------------------------
Sefton Equity
Value Fund            10.63%               42.70%                  30.35%

Morningstar Growth
Funds Average         11.37%               33.06%                  27.88%

** Performance data quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SEFTON SMALL COMPANY VALUE FUND

The small capitalization stock market indices staged an extremely powerful rally during the third quarter. After lagging their larger brethren during the first half of 1997, small capitalization stocks rose each month of the third quarter. For the quarter ended September 30, 1997, the Russell 2000 Index* returned +14.85%, while the Lipper Small Capitalization Fund Universe** returned +16.55%.

The Sefton Small Company Value Fund, which commenced operations on June 30, 1997, performed well on an absolute basis with a total return of +10.32% for the third quarter. Although the Fund trailed the impressive performance of the peer group benchmarks indicated above, we were not overly concerned as this result was primarily due to circumstances (starting a new fund) which are clearly one time in nature. The primary obstacle the Fund faced was the difficulty of getting fully invested during a period of rapidly rising stock prices. Over the course of three months, our exposure to cash went from 100% to just under 13% by the end of the quarter. Secondarily, the Fund was also hurt by its lack of exposure to the technology sector, which was one of the best performing groups over the three months. Although the Fund lagged its benchmark, we were pleased to see our expectations proved correct as small capitalization stocks outperformed large and mid capitalization stocks. In addition, the good news is that, despite the handicap of high cash levels for much of the quarter, the Fund easily outperformed the S&P 500 and almost matched the results of our own Equity Value Fund. Part of the reason the Fund performed as well as it did, was the strong performance of some of the individual portfolio holdings. Each of the following were up in excess of 25% over the quarter: Maxxim Medical (3.9%), Synthetic Industries (1.9%), Quaker Fabric (3.8%), Domain Energy (2.3%), Cameron Ashley (2.5%), American Oilfield Divers (2.8%), Midcoast Energy Resources (2.9%), and Great Atlantic & Pacific Tea Co. (3.4%).***

The Fund ended the quarter owning 31 stocks. Over the three months, a few stocks were sold where fundamentals took a turn for the worse or where we were unable to establish a position of significance at a reasonable price. Currently, the Fund is overweighted in the Energy, Services and Utilities/REITs sectors and has relatively little exposure to the Consumer Cyclical and Technology areas.

Note: Small company funds typically carry additional risks since smaller companies generally have a higher company specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger company stocks on average.

* The Russell 2000 is an unmanaged stock index generally representative of the small capitalization equity market as a whole and cannot be invested in directly.

**   The Lipper Small Capitalization Funds Universe is an average of small capitalization mutual funds as tracked by Lipper Analytical Services.

*** Percentage of the Small Company Value Fund as of September 30, 1997. The composition of the Fund's holdings is subject to change.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

SEFTON SMALL COMPANY VALUE FUND
HIGHLIGHTS AS OF SEPTEMBER 30, 1997*

Net Assets: $30,031,300

         [PIE CHART APPEARS HERE]


           Sector Diversification               Significant Holdings
           ----------------------               --------------------
          Consumer Cyclical          7.3%      Equity Inns                3.9%
          Basic Industry             8.2%      Eastgroup Properties       3.9%
          Manufacturing              8.5%      World Fuel Services        3.9%
          Energy                     9.4%      Maxxim Medical             3.9%
          Services                  11.6%      Quaker Fabric              3.8%
          Health Care                7.3%      Price REIT                 3.7%
          Consumer Staples           3.4%      Dravo Corporation          3.7%
          Utilities/REITS           19.8%      Gryphon Holdings, Inc.     3.6%
          Finance                   11.7%      Tarrant Apparel Group      3.6%
          Cash                      12.8%      Selective Insurance        3.5%


* The composition of the Fund's holdings is subject to change

SEFTON SMALL COMPANY VALUE FUND PORTFOLIO PERFORMANCE**

                           [BAR CHART APPEARS HERE]

                           Since Inception (6/30/97)


               Sefton Small Company            Morningstar Small
                    Value Fund               Company Funds Average
               --------------------          ---------------------
                      10.32%                         16.86%




** Performance data quoted represents past performance and is not indicative of future results. Investment return & principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

PERFORMANCE REVIEW

Performance figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower. Share price, investment return, and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morningstar U.S. Government Bond Funds Average is composed of 372 funds with an investment objective that seeks income by investing in a blend of mortgage-backed securities, U.S. Treasury, and agency securities.

The Morningstar California Municipal Bond Funds Average is composed of 168 funds with an investment objective that seeks to invest assets in municipal debt issues which are exempt from taxation in California.

The Morningstar Growth Funds Average is composed of 1140 funds with an investment objective that seeks to invest in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged indices.

The Morningstar Small Company Funds Average is composed of 514 funds with an investment objective that seeks to invest in companies with market capitalizations of less than $1 billion and have virtually no dividend income.

DEFINITIONS OF COMMON TERMS

Gain (or Loss)

If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates, there is an unrealized loss. A gain or loss is "realized" upon the sale of a security; if a fund's net gains exceed net losses, there may be a capital gain distribution to shareholders. There also could be an ordinary income distribution if the net gain is short-term, or no distribution if there is a capital loss carryover.

Dividend

Net income generated by securities in a fund and distributed to shareholders. The Sefton U.S. Government Fund and the Sefton California Tax-Free Fund pay dividends monthly. The Sefton Equity Value Fund and the Sefton Small Company Value Fund pays dividends quarterly.

Net Asset Value (NAV) Per Share

Total market value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total market value of your investment would be the NAV multiplied by the number of shares you own. NAV generally fluctuates daily for all the Sefton Funds.

Certificates of Participation

Certificates of participation (COPs), or lease-secured bonds, represent a bondholder's proportionate interest in rental payments made under a municipal lease contract. The payments are normally made pursuant to a lease and trust agreement. This type of tax-exempt municipal leasing has become an attractive alternative to traditional bond financing.

Insured Bonds

Insured bonds are municipal obligations covered by insurance policies issued by independent insurance companies. The policies insure the payment of principal and interest. Examples of such companies would be MBIA (Municipal Bond Investors Assurance Corporation), AMBAC (AMBAC Indemnity Corporation) or FGIC (Federal Guaranty Insurance Company). Bonds insured by MBIA, AMBAC and FGIC are rated AAA.

General Obligation Bonds

General obligation bonds (GOs) are debts backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds, street bonds and so on. These bonds are also known as full faith and credit bonds because the debt is a general obligation of the issuer.

Revenue Bonds

Revenue bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

Bond Ratings

The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments.

Description of Moody's Bond Ratings:

Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa - judged to be the best quality and they carrying the smallest degree of investment risk; Aa - judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally know as high-grade bonds. A - possess many favorable investment attributes and are to be considered as "upper medium-grade obligations"; Baa - considered to be medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba - judged to have speculative elements, their future cannot be considered as well assured; B - generally lack characteristics of the desirable investment; Caa - are of poor standing, may be in default or there may be present elements of danger with respect to principal or interest; Ca - speculative in a high degree, often in default; C - lowest-rated class of bonds, regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Description of S&P's Bond Ratings:

Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA - highest-grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA - also qualify as high-grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -regarded as upper medium-grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories;
BBB - regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Description of Moody's Ratings of Notes and Variable Rate Demand Instruments:

Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

Total Return

Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

Whenever a portfolio, other than a money market portfolio, reports any type of performance, it must also report the average annual total return according to the standardized calculation developed by the SEC. This standardized calculation was introduced to help investors compare different mutual funds on an equal performance basis. The SEC average annual total return calculation includes the effects of all of the fund's fees and expenses and assumes the reinvestment of all dividends and capital gains.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
(Unaudited)

ASSETS:
Investments, at value (cost-$30,581,893)                           $31,556,415
Repurchase Agreements (cost-$2,087,000)                              2,087,000
Interest receivable                                                    501,911
Receivable for capital shares issued                                   409,989
Organizational costs, net of accumulated amortization                   20,221
Prepaid expenses                                                         1,146
-------------------------------------------------------------------------------
Total Assets                                                        34,576,682
-------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment advisory fees                                               13,578
 Administration fees                                                       559
 Shareholder servicing fees                                              1,008
 Dividends                                                             150,275
 Legal and audit fees                                                   15,962
 Custodian and accounting fees                                           9,726
 Printing costs                                                          5,117
 Other                                                                   2,296
-------------------------------------------------------------------------------
Total Liabilities                                                      198,521
-------------------------------------------------------------------------------
NET ASSETS:                                                         34,378,161
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                     33,458,419
Undistributed (distributions in excess of) net investment income        34,961
Accumulated net realized gain (loss) from investment transactions      (89,741)
Net unrealized appreciation (depreciation) of investments              974,522
-------------------------------------------------------------------------------
NET ASSETS:                                                        $34,378,161
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                            2,761,415
-------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share               $12.45
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997
(Unaudited)

Shares or
Principal
 Amount               Security Description                           Market Value
---------             --------------------                           ------------

                CORPORATE BONDS 10.8%
-----------------------------------------------------------------------------------------
                FINANCE 4.6%
-----------------------------------------------------------------------------------------
 $500,000       Integra Bank, MTN, 6.55%, 6/15/00                    $   502,932
  500,000       Lehman Brothers Holdings, 8.75%, 5/15/02                 541,393
  500,000       Salomon Brothers, Inc, 9.25%, 5/1/01                     543,255
                                                                     -----------
                                                                       1,587,580
                                                                     -----------
           INDUSTRIAL 6.2%
-----------------------------------------------------------------------------------------
1,000,000  Boise Cascade Co., 7.70%, 1/30/03, Series A                 1,046,311
1,000,000  Royal Caribbean, 8.25%, 4/1/05                              1,085,503
                                                                     -----------
                                                                       2,131,814
                                                                     -----------
TOTAL CORPORATE BONDS                                                  3,719,394
                                                                     -----------
           U.S. GOVERNMENT AGENCIES 28.7%
-----------------------------------------------------------------------------------------
  500,000  Federal Home Loan Mortgage Corp.,
            8.63%, 11/29/04                                              520,183
  875,000  Federal Home Loan Mortgage Corp.,
            8.53%, 2/2/05                                                915,041
  653,842  Federal Home Loan Mortgage Corp.,
            7.50%, 7/1/09, Pool #E00326                                  671,476
1,435,785  Federal Home Loan Mortgage Corp.,
            7.50%, 4/1/14, Pool #C90060                                1,476,934
  901,399  Federal Home Loan Mortgage Corp.,
            7.00%, 4/1/16, Pool #C90133                                  911,603
2,041,000  Federal Home Loan Mortgage Corp.,
            6.10%, 11/15/16, Series 1501, Class F, CMO                 2,041,387
  778,686  Federal National Mortgage Association,
            7.00%, 5/1/14, Pool #190783                                  787,486
  646,209  Federal National Mortgage Association,
            8.00%, 1/1/15, Pool #250232                                  670,933
1,869,356  Federal National Mortgage Association,
            6.50%, 6/1/16, Pool #368930                                1,856,757
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCIES                                         9,851,800
                                                                     -----------
                U.S. TREASURY BONDS 3.2%
-----------------------------------------------------------------------------------------
1,000,000       7.25%, 5/15/16                                         1,086,251
                                                                     -----------
TOTAL U.S. TREASURY BONDS                                              1,086,251
                                                                     -----------

SEFTON U.S. GOVERNMENT FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
September 30, 1997
(Unaudited)

Shares or
Principal
 Amount          Security Description                           Market Value
---------        --------------------                           ------------
           U.S. TREASURY NOTES 46.5%
----------------------------------------------------------------------------
1,000,000  7.75%, 2/15/01                                       $ 1,055,313
1,500,000  6.25%, 10/31/01                                        1,515,001
3,000,000  7.50%, 5/15/02                                         3,180,939
2,200,000  6.25%, 2/15/03                                         2,222,002
2,000,000  7.25%, 8/15/04                                         2,128,126
2,000,000  7.88%, 11/15/04                                        2,200,626
2,000,000  7.50%, 2/15/05                                         2,160,626
1,500,000  6.50%, 10/15/06                                        1,532,344
                                                                -----------
TOTAL U.S. TREASURY NOTES                                        15,994,977
                                                                -----------
           U.S. TREASURY STRIPS 2.6%
----------------------------------------------------------------------------
4,000,000  8/15/20                                                  903,840
                                                                -----------
TOTAL U.S. TREASURY STRIPS                                          903,840
                                                                -----------
           REPURCHASE AGREEMENTS 6.1%
----------------------------------------------------------------------------
2,087,000  Union Bank Of California Repurchase
            Agreement, 5.75%, dated 9/30/97 and
            maturing 10/1/97, collateralized by
            U.S. Treasury Notes, 5.38--5.63%, due
            10/31/97--11/30/97 with a value of
            $2,177,586.                                           2,087,000
                                                                -----------
TOTAL REPURCHASE AGREEMENTS                                       2,087,000
                                                                -----------
           CASH SWEEP ACCOUNT 0.0%
----------------------------------------------------------------------------
           153 Union Bank Of California                                 153
                                                                -----------
TOTAL CASH SWEEP ACCOUNT                                                153
                                                                -----------
TOTAL INVESTMENTS
 (Cost $32,668,893)                                       97.9% $33,643,415
OTHER ASSETS IN EXCESS OF LIABILITIES                      2.1%     734,746
                                                        -------------------
TOTAL NET ASSETS                                        100.00% $34,378,161
                                                        -------------------

Percentages indicated are based on net assets of $34,378,161.

CMO--Collateralized Mortgage Obligations
MTN--Medium Term Note

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENT OF OPERATIONS
For the six month period ended September 30, 1997
(Unaudited)

INVESTMENT INCOME:
Interest income                                                  $1,065,980
----------------------------------------------------------------------------
Total Investment Income                                           1,065,980
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             95,468
Administration fees                                                  27,724
Shareholder servicing fees                                            2,053
Fund Accounting fees                                                 16,361
Legal fees                                                            6,763
Audit fees                                                           13,125
Custodian fees                                                        7,917
Amortization of organization costs                                    4,024
Transfer Agency fees                                                  2,480
Printing costs                                                        3,101
Insurance costs                                                       2,475
Registration and filing fees                                          3,860
Trustees' fees and expenses                                           2,664
Other                                                                   727
----------------------------------------------------------------------------
Total expenses                                                      188,742
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (23,625)
 Administrator                                                       (3,857)
----------------------------------------------------------------------------
Net Expenses                                                        161,260
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                               904,720
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                 (13,463)
Net change in unrealized appreciation (depreciation)              1,135,486
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            1,122,023
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $2,026,743
----------------------------------------------------------------------------
----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the six month period ended September 30, 1997
(Unaudited)

                                          For the Six Month
                                             Period Ended    For the Year Ended
                                          September 30, 1997   March 31, 1997
                                          ------------------ ------------------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                 $   904,720        $ 1,246,503
Net realized gain (loss) from investment
 transactions                                    (13,463)           (75,863)
Net change in unrealized appreciation
 (depreciation)                                1,135,486           (542,430)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                     2,026,743            628,210
-------------------------------------------------------------------------------
Dividends to shareholders from net
 investment income                              (904,720)        (1,246,412)
Distributions to shareholders from net
 realized gain from investment
 transactions                                          -           (106,341)
-------------------------------------------------------------------------------
Change in net assets from investment
 activities                                    1,122,023           (724,543)
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                   3,468,860         16,373,936
Net asset value of shares issued to
 shareholders from reinvestment of
 dividends and distributions                     551,283            325,070
-------------------------------------------------------------------------------
                                               4,020,143         16,699,006
Cost of shares redeemed                         (826,081)        (5,008,735)
-------------------------------------------------------------------------------
Change in net assets from beneficial
 interest transactions                         3,194,062         11,690,271
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          4,316,085         10,965,728
NET ASSETS:
Beginning of period                           30,062,076         19,096,348
-------------------------------------------------------------------------------
End of period                                $34,378,161        $30,062,076
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON U.S. GOVERNMENT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated:

                                           For the
                                          Six Month     For the     For the
                                        Period Ended   Year Ended Period Ended
                                        September 30,  March 31,   March 31,
                                            1997          1997      1996(1)
                                        -------------  ---------- ------------
                                         (Unaudited)
Net asset value -- beginning of period     $ 12.01      $ 12.35     $ 12.00
-------------------------------------------------------------------------------
Income from investment operations
Net investment income                         0.35         0.69        0.71
Net realized and unrealized gain from
 investment transactions                      0.44        (0.29)       0.37
-------------------------------------------------------------------------------
Total income from investment
 operations                                   0.79         0.40        1.08
-------------------------------------------------------------------------------
Dividends and distributions to
 shareholders
Dividends from net investment income         (0.35)       (0.69)      (0.71)
Distributions from net realized gain
 from investment transactions                    -        (0.05)      (0.02)
-------------------------------------------------------------------------------
Total Dividends and distributions            (0.35)       (0.74)      (0.73)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net asset value -- end of period           $ 12.45      $ 12.01     $ 12.35
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total return                                  6.64%(2)     3.31%       9.06%(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)            $34,378      $30,062     $19,096
-------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                       1.01%(3)     1.09%       1.02%(3)
-------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                           5.68%(3)     5.64%       5.68%(3)
-------------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                   1.19%(3)     1.39%       1.39%(3)
-------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets without fee
 waivers                                      5.50%(3)     5.34%       5.31%(3)
-------------------------------------------------------------------------------
Portfolio turnover rate(4)                    3.29%       11.94%      45.41%
-------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six month period ended September 30, 1997 were $4,920,315 and $966,189, respectively.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
(Unaudited)

ASSETS:
Investments, at value (cost -- $36,409,505)                        $38,348,104
Cash                                                                    88,572
Interest receivable                                                    622,739
Receivable for capital shares sold                                      56,886
Organizational costs, net of accumulated amortization                   20,221
Prepaid expenses                                                        12,233
------------------------------------------------------------------------------
Total Assets                                                        39,148,755
------------------------------------------------------------------------------
LIABILITIES:
Payables:
 Investment advisory fees                                               14,315
 Administration fees                                                       640
 Dividends                                                             142,973
 Legal and audit fees                                                   18,355
 Custodian and accounting fees                                           9,646
 Printing costs                                                          9,238
 Other                                                                   1,252
------------------------------------------------------------------------------
Total Liabilities                                                      196,419
------------------------------------------------------------------------------
NET ASSETS:                                                        $38,952,336
------------------------------------------------------------------------------
------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                     36,801,935
Undistributed (distributions in excess of) net investment income         3,609
Accumulated net realized gain (loss) from investment transactions      208,193
Net unrealized appreciation (depreciation) of investments            1,938,599
------------------------------------------------------------------------------
NET ASSETS:                                                        $38,952,336
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Shares of beneficial interest outstanding                            3,062,667
------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share               $12.72
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997
(Unaudited)

Shares or
Principal                                      Moody's/S&P   Market
Amount            Security Description           Ratings     Value
---------         --------------------         -----------   ------
                                               (Unaudited)
            CERTIFICATE OF PARTICIPATION 4.2%
---------------------------------------------------------------------
$1,500,000  West Covina, California Hospital,
             Certification of Participation,
             6.50%, 8/15/14, Callable 8/15/04
             @ 102                                A2/A     $1,639,770
                                                           ----------
TOTAL CERTIFICATE OF PARTICIPATION                          1,639,770
                                                           ----------
            GENERAL OBLIGATION BONDS 8.0%
---------------------------------------------------------------------
 1,325,000  California State, 6.25%, 4/1/08       A1/A+     1,501,941
 1,500,000  San Francisco City & County
             Public Safety, 6.50%, 6/15/08,
             Callable 6/15/01 @ 100, FGIC        Aaa/AAA    1,607,100
                                                           ----------
TOTAL GENERAL OBLIGATION BONDS                              3,109,041
                                                           ----------
            LEASE REVENUE BONDS 4.2%
---------------------------------------------------------------------
 1,000,000  California State Public Works
             Board University, 5.25%, 12/1/08    Aaa/AAA    1,053,530
   500,000  California State Public Works
             Board University, 6.63%,
             10/1/10, AMBAC                       Aaa/A       564,380
                                                           ----------
TOTAL LEASE REVENUE BONDS                                   1,617,910
                                                           ----------
            REVENUE BONDS 82.0%
---------------------------------------------------------------------
 1,690,000  California Educational Facilities
             Authority, Pomona College,
             6.13%, 2/15/08, Callable 2/15/02
             @ 102                               Aa1/AA+    1,823,578
 1,500,000  California Educational Facilities
             Authority, Santa Clara
             University, 6.25%, 2/1/16,
             Callable 2/1/02 @ 102                A1/NR     1,651,035
 1,500,000  California Health Facilities
             Finance Authorities--Scripps,
             6.25%, 10/1/13, Callable 10/1/01
             @ 102, MBIA                         Aaa/AAA    1,603,740
 1,000,000  California Health Facilities
             Finance Authorities--Sutter,
             7.00%, 1/1/09, Callable 1/1/09
             @102, MBIA                          Aaa/AAA    1,052,970
 1,460,000  California Housing Finance
             Agency, Series F, 5.95%, 8/1/14,
             Callable 8/1/05 @ 102, MBIA         Aaa/AAA    1,517,144
   800,000  California Housing Finance
             Agency, Series L, 5.90%, 8/1/17,
             Callable 2/1/06 @ 102, MBIA         Aaa/AAA      828,736

SEFTON CALIFORNIA TAX-FREE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
September 30, 1997
(Unaudited)

Shares or
Principal                                    Moody's/S&P   Market
Amount            Security Description         Ratings     Value
---------         --------------------       -----------   ------
                                             (Unaudited)
            REVENUE BONDS (CONTINUED)
-------------------------------------------------------------------
$  200,000  California Pollution Control
             Finance Authority Southern
             California Edison Series B,
             3.85% 2/28/08(1)                  P-1/A-1   $  200,000
 1,000,000  Los Angeles, California, Waste
             Water Systems, Series-B,
             6.25%, 6/1/12, Callable 6/1/02
             @ 102, AMBAC                      Aaa/AAA    1,078,140
 1,500,000  M-S-R Pubic Power Agency,
             California San Juan Project,
             Series-F, 6.00%, 7/1/20,
             Callable 7/1/03 @ 102, AMBAC      Aaa/AAA    1,576,605
 1,700,000  Marin California Municipal
             Water District, 5.55%, 7/1/13,
             Callable 7/1/03 @ 102              A1/AA     1,725,500
 1,000,000  Mountain View California,
             Shoreline Regional Park,
             5.50%, 8/1/21, Callable 8/1/06
             @ 102, MBIA                       Aaa/AAA    1,005,600
 1,000,000  Oakland California, 5.88%,
             6/15/19, Callable 6/15/05 @
             102, FSA                          Aaa/AAA    1,040,030
 1,000,000  Port Of Oakland, 5.60%,
             11/1/19, Callable 11/01/07 @
             102, MBIA                         Aaa/AAA    1,019,310
 2,000,000  Rancho California, Water
             District Financing Authority,
             5.88%, 11/1/10, Callable
             11/1/05 @ 102, FGIC               Aaa/AAA    2,176,180
 1,500,000  San Diego Regional
             Transportation Commission,
             California Sales Tax, Series
             A, 5.00%, 4/1/07, FGIC            Aaa/AAA    1,561,005
 1,800,000  San Francisco Airport,
             California, City/County,
             5.38%, 5/1/17, Callable 5/1/02
             @ 102, MBIA                       Aaa/AAA    1,804,950
 1,500,000  San Francisco Bay Area Rapid
             Transit, Sales Tax Revenue,
             5.50%, 7/1/15, Callable 7/1/05
             @ 101, FGIC                       Aaa/AAA    1,529,070
 1,500,000  San Francisco Port Commission,
             5.90%, 7/1/09, Callable 7/1/04
             @ 102                             A/BBB+     1,560,105
 1,500,000  San Francisco, California,
             City/County, Public Utility
             Commission Water, 6.00%,
             11/1/15, Callable 11/1/02 @
             100                               Aa/AA-     1,563,135
 1,500,000  San Jose-Santa Clara Water
             District Financing, 5.38%,
             11/15/15, Callable 11/15/05 @
             101, FGIC                         Aaa/AAA    1,513,305
 1,000,000  Stockton, California, Health
             Facilities, Dameron Hospital
             Assoc., Series A, 5.35%,
             12/1/09, Callable 12/1/07 @
             102                               NR/BBB+    1,009,730

SEFTON CALIFORNIA TAX-FREE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
September 30, 1997
(Unaudited)

Shares or
Principal                                    Moody's/S&P   Market
Amount            Security Description         Ratings      Value
---------         --------------------       -----------   ------
                                             (Unaudited)
            REVENUE BONDS (CONTINUED)
--------------------------------------------------------------------
$  500,000  Stockton, California, Health
             Facilities, Dameron Hospital
             Assoc., Series A, 5.45%,
             12/1/10, Callable 12/1/07 @
             102                               NR/BBB+   $   503,945
 1,000,000  Tulare California Sewer
             Revenue, 5.70%, 11/15/15,
             Callable 11/15/06 @ 102, MBIA     Aaa/AAA     1,047,630
 1,500,000  University California Revenue
             Series-B, 6.30%, 9/1/15            NR/A       1,589,940
                                                         -----------
TOTAL REVENUE BONDS                                       31,981,383
                                                         -----------
TOTAL INVESTMENTS
 (Cost $36,409,505)                              98.4%   $38,348,104
OTHER ASSETS IN EXCESS OF LIABILITIES             1.6%       604,232
                                             -----------------------
TOTAL NET ASSETS                                100.0%   $38,952,336
                                             -----------------------

Percentages indicated are based on net assets of $38,952,336.

(1) Floating rate security--rate disclosed as of September 30, 1997.

AMBAC--American Municipal Bond Assurance Corporation.
FGIC--Financial Guaranty Insurance Company.
FSA--Financial Security Assurance Corporation.
MBIA--Municipal Bond Insurance Company.

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENT OF OPERATIONS
For the six month period ended September 30, 1997
(Unaudited)

INVESTMENT INCOME:
Interest income                                                  $1,033,087
----------------------------------------------------------------------------
Total Investment Income                                           1,033,087
----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            112,610
Administration fees                                                  32,711
Shareholder servicing fees                                               40
Fund Accounting fees                                                 19,572
Legal fees                                                            6,125
Audit fees                                                           15,017
Custodian fees                                                        6,643
Amortization of organization costs                                    4,024
Transfer Agency fees                                                  6,165
Printing costs                                                        3,279
Insurance costs                                                       2,009
Registration and filing fees                                          1,006
Trustees' fees and expenses                                           3,673
Other                                                                 1,093
----------------------------------------------------------------------------
Total expenses                                                      213,967
----------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                 (32,711)
 Administrator                                                       (4,559)
----------------------------------------------------------------------------
Net Expenses                                                        176,697
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                               856,390
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                       -
Net change in unrealized appreciation (depreciation)              1,366,181
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            1,366,181
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $2,222,571
----------------------------------------------------------------------------
----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the six month period ended September 30, 1997
(Unaudited)

                                          For the Six Month
                                             Period Ended    For the Year Ended
                                          September 30, 1997   March 31, 1997
                                          ------------------ ------------------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                 $   856,390        $ 2,058,949
Net realized gain (loss) from investment
 transactions                                          -            277,205
Net change in unrealized appreciation
 (depreciation)                                1,366,181             66,683
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                     2,222,571          2,402,837
-------------------------------------------------------------------------------
Dividends to shareholders from net
 investment income                              (856,390)        (2,058,315)
Distributions to shareholders from net
 realized gain from investment
 transactions                                          -            (69,012)
-------------------------------------------------------------------------------
Change in net assets from investment
 activities                                    1,366,181            275,510
-------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                   2,393,169          7,705,704
Net asset value of shares issued to
 shareholders from reinvestment of
 dividends and distributions                     734,599            271,084
-------------------------------------------------------------------------------
                                               3,127,768          7,976,788
Cost of shares redeemed                       (1,045,992)       (15,340,540)
-------------------------------------------------------------------------------
Change in net assets from beneficial
 interest transactions                         2,081,776         (7,363,752)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          3,447,957         (7,088,242)
NET ASSETS:
Beginning of period                           35,504,379         42,592,621
-------------------------------------------------------------------------------
End of period                                 38,952,336         35,504,379
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON CALIFORNIA TAX-FREE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:


                                          For the
                                         Six Month     For the     For the
                                       Period Ended   Year Ended Period Ended
                                       September 30,  March 31,   March 31,
                                           1997          1997      1996 (1)
                                       -------------  ---------- ------------
                                        (Unaudited)
Net asset value--beginning of period      $ 12.26      $ 12.19     $ 12.00
------------------------------------------------------------------------------
Income from investment operations
Net investment income                        0.29         0.59        0.58
Net realized and unrealized gain from
 investment transactions                     0.46         0.09        0.20
------------------------------------------------------------------------------
Total income from investment
 operations                                  0.75         0.68        0.78
------------------------------------------------------------------------------
Dividends and distributions to
 shareholders
Dividends from net investment income        (0.29)       (0.59)      (0.58)
Distributions from net realized gain
 from investment transactions                   -        (0.02)      (0.01)
------------------------------------------------------------------------------
Total Dividends and distributions           (0.29)       (0.61)      (0.59)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value--end of period            $ 12.72      $ 12.26     $ 12.19
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total return                                 6.14%(2)     5.69%       6.60%(2)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)           $38,952      $35,504     $42,593
------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                      0.94%(3)     0.88%       0.83%(3)
------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                          4.56%(3)     4.83%       4.83%(3)
------------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                  1.14%(3)     1.17%       1.16%(3)
------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets without fee
 waivers                                     4.36%(3)     4.54%       4.51%(3)
------------------------------------------------------------------------------
Portfolio turnover rate (4)                  0.00%       14.52%      93.90%
------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the six month period ended September 30, 1997 were $3,501,145 and $0, respectively.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
(Unaudited)

ASSETS:
Investments, at value (cost-$59,906,711)                           $77,343,701
Repurchase Agreements (cost-$7,966,000)                              7,966,000
Interest receivable                                                    111,060
Receivable for capital shares issued                                     3,150
Organizational costs, net of accumulated amortization                   20,221
Prepaid expenses                                                        15,780
-------------------------------------------------------------------------------
Total Assets                                                        85,459,912
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                      947,237
Payable for capital shares redeemed                                    521,145
Payables:
 Investment advisory fees                                               67,666
 Administration fees                                                     1,384
 Shareholder servicing fees                                              4,351
 Legal and audit fees                                                   31,916
 Custodian and accounting fees                                          10,929
 Printing costs                                                         10,707
 Other                                                                     393
-------------------------------------------------------------------------------
Total Liabilities                                                    1,595,728
-------------------------------------------------------------------------------
NET ASSETS:                                                         83,864,184
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                     56,729,885
Undistributed (distributions in excess of) net investment income          (837)
Accumulated net realized gain (loss) from investment transactions    9,698,146
Net unrealized appreciation (depreciation) of investments           17,436,990
-------------------------------------------------------------------------------
NET ASSETS                                                         $83,864,184
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                            4,119,562
-------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share               $20.36
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997
(Unaudited)

 Shares or
 Principal
  Amount           Security Description               Market Value
 ---------         --------------------               ------------
           COMMON STOCKS 92.2%
------------------------------------------------------------------
           BASIC INDUSTRY 10.5%
------------------------------------------------------------------
  20,000   Aluminum Company of America                 $1,640,000
  50,000   International Paper                          2,753,125
  38,000   PPG Industries, Inc.                         2,382,125
  70,000   Synthetic Industries, Inc.*                  2,030,000
                                                       ----------
                                                        8,805,250
                                                       ----------
           CONSUMER CYCLICALS 7.3%
------------------------------------------------------------------
  60,500   BJ's Wholesale Club, Inc.*                   1,765,844
  45,000   J.C. Penney Co., Inc.                        2,621,250
  78,000   Quaker Fabric Corp.*                         1,764,750
                                                       ----------
                                                        6,151,844
                                                       ----------
           CONSUMER STAPLES 5.0%
------------------------------------------------------------------
  26,900   Great Atlantic & Pacific Tea Company           854,075
  80,000   Phillip Morris Companies, Inc.               3,325,000
                                                       ----------
                                                        4,179,075
                                                       ----------
           ENERGY 6.9%
------------------------------------------------------------------
  60,000   American Oilfield Diver *                      926,250
  88,000   Domain Energy Corp.*                         1,628,000
  75,000   Repsol S.A. Sponsored--ADR                   3,253,125
                                                       ----------
                                                        5,807,375
                                                       ----------
           FINANCE 15.0%
------------------------------------------------------------------
  58,000   American Financial Group, Inc.               2,581,000
  10,000   CCB Financial Corp.                            806,250
  30,000   Chase Manhattan Corp.                        3,540,000
  92,000   IMC Mortgage Co.*                            1,414,500
  68,000   Reliastar Financial Corp.                    2,707,250
  30,000   Selective Insurance Group                    1,545,000
                                                       ----------
                                                       12,594,000
                                                       ----------
           HEALTH CARE 6.9%
------------------------------------------------------------------
 100,000   Maxxim Medical, Inc.*                        2,600,000
 100,000   Sun Healthcare Group*                        2,056,250
  20,000   Wellpoint Health Networks*                   1,158,750
                                                       ----------
                                                        5,815,000
                                                       ----------

SEFTON EQUITY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
September 30, 1997
(Unaudited)

 Shares or
 Principal
  Amount           Security Description                  Market Value
 ---------         --------------------                  ------------
           MANUFACTURING 7.8%
---------------------------------------------------------------------
    65,000 Dana Corp.                                    $ 3,209,375
    89,250 Mark IV Industries, Inc.                        2,398,594
    46,000 Mascotech, Inc.                                   943,000
                                                         -----------
                                                           6,550,969
                                                         -----------
           SERVICES 9.9%
---------------------------------------------------------------------
    25,000 AMR Corp.*                                      2,767,188
    50,000 CSX Corp.                                       2,924,999
    30,000 Royal Caribbean Cruises Ltd.                    1,312,500
    51,300 World Fuel Services Corp.                       1,276,088
                                                         -----------
                                                           8,280,775
                                                         -----------
           TECHNOLOGY 7.0%
---------------------------------------------------------------------
    30,000 International Business Machine                  3,178,125
    40,000 Tektronix, Inc.                                 2,697,500
                                                         -----------
                                                           5,875,625
                                                         -----------
           UTILITIES/REITS 15.9%
---------------------------------------------------------------------
    54,200 Bedford Property Investors                      1,192,400
    50,000 Eastgroup Properties                            1,093,750
   100,200 Equity Inns, Inc.                               1,584,413
    77,000 General Public Utility Corp.                    2,762,374
   122,000 Ohio Edison Co.                                 2,859,374
    55,000 Price REIT                                      2,210,313
    45,000 TriNet Corporate Realty Trust, Inc.             1,580,625
                                                         -----------
                                                          13,283,249
                                                         -----------
 TOTAL COMMON STOCKS                                      77,343,162
                                                         -----------
           REPURCHASE AGREEMENT 9.5%
---------------------------------------------------------------------
 7,966,000 Union Bank Of California Repurchase
           Agreement, 5.75%, dated 9/30/97 and
           maturing 10/1/97, collateralized by U.S.
           Treasury Notes, 5.63%, due 10/31/97 with a
           value of $8,311,763.                            7,966,000
                                                         -----------
 TOTAL REPURCHASE AGREEMENT                                7,966,000
                                                         -----------
           CASH SWEEP ACCOUNT 0.0%
---------------------------------------------------------------------
       539 Union Bank Of California                              539
                                                         -----------
 TOTAL CASH SWEEP ACCOUNT                                        539
                                                         -----------
 TOTAL INVESTMENTS
  (Cost $67,872,711)                             101.7%  $85,309,701
 LIABILITIES IN EXCESS OF OTHER ASSETS            (1.7)%  (1,445,517)
                                                 -------------------
 TOTAL NET ASSETS                                100.0%  $83,864,184
                                                 ===================

Percentages indicated are based on net assets of $83,864,184.

*Denotes non-income producing security.

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENT OF OPERATIONS
For the six month period ended September 30, 1997
(Unaudited)

INVESTMENT INCOME:
Interest income                                                  $   157,578
Dividend income                                                      837,266
-----------------------------------------------------------------------------
Total Investment Income                                          $   994,844
-----------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                             415,489
Administration fees                                                   73,009
Shareholder servicing fees                                             7,520
Fund Accounting fees                                                  17,174
Legal fees                                                            20,902
Audit fees                                                            14,205
Custodian fees                                                         9,464
Amortization of organization costs                                     4,024
Transfer Agency fees                                                   6,780
Printing costs                                                         7,215
Insurance costs                                                        7,069
Registration and filing fees                                           6,513
Trustees' fees and expenses                                            5,876
Other                                                                  1,183
-----------------------------------------------------------------------------
Total expenses                                                       596,423
-----------------------------------------------------------------------------
Expenses waived by:
 Administrator                                                       (10,686)
-----------------------------------------------------------------------------
Net Expenses                                                         585,737
-----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                409,107
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions                6,811,816
Net change in unrealized appreciation (depreciation)              10,987,288
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            17,799,104
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $18,208,211
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the six month period ended September 30, 1997
(Unaudited)

                                          For the Six Month
                                            Period Ended
                                              September     For the Year Ended
                                              30, 1997        March 31, 1997
                                          ----------------- ------------------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                 $   409,107       $   549,337
Net realized gain (loss) from investment
 transactions                                  6,811,816         6,634,179
Net change in unrealized appreciation
 (depreciation)                               10,987,288         1,277,884
------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                    18,208,211         8,461,400
------------------------------------------------------------------------------
Dividends to shareholders from net
 investment income                              (408,923)         (544,866)
Distributions to shareholders in excess
 of net investment income                              -           (13,818)
Distributions to shareholders from net
 realized gain from investment
 transactions                                          -        (4,451,927)
------------------------------------------------------------------------------
Change in net assets from investment
 activities                                   17,799,288         3,450,789
------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                   3,734,005        45,875,135
Net asset value of shares issued to
 shareholders from reinvestment of
 dividends and distributions                     399,838         2,995,495
------------------------------------------------------------------------------
                                               4,133,843        48,870,630
Cost of shares redeemed                      (24,384,616)       (2,331,718)
------------------------------------------------------------------------------
Change in net assets from beneficial
 interest transactions                       (20,250,773)       46,538,912
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         (2,451,485)       49,989,701
NET ASSETS:
Beginning of period                           86,315,669        36,325,968
------------------------------------------------------------------------------
End of period                                $83,864,184       $86,315,669
------------------------------------------------------------------------------
------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON EQUITY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                           For the
                                          Six Month     For the     For the
                                        Period Ended   Year Ended Period Ended
                                        September 30,  March 31,   March 31,
                                            1997          1997      1996 (1)
                                        -------------  ---------- ------------
                                         (Unaudited)
Net asset value -- beginning of period     $ 16.42      $ 14.92     $ 12.00
-------------------------------------------------------------------------------
Income from investment operations
Net investment income                         0.09         0.17        0.21
Net realized and unrealized gain from
 investment transactions                      3.94         3.14        2.92
-------------------------------------------------------------------------------
Total income from investment
 operations                                   4.03         3.31        3.13
-------------------------------------------------------------------------------
Dividends and distributions to
 shareholders
Dividends from net investment income         (0.09)       (0.17)      (0.21)
Distributions from net realized gain
 from investment transactions                    -        (1.64)          -
-------------------------------------------------------------------------------
Total Dividends and distributions            (0.09)       (1.81)      (0.21)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net asset value -- end of period           $ 20.36      $ 16.42     $ 14.92
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total return                                 24.58%(2)    23.15%      26.31%(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)            $83,864      $86,316     $36,326
-------------------------------------------------------------------------------
Ratio of expenses to average net
 assets                                       1.41%(3)     1.52%       1.55%(3)
-------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                           0.98%(3)     1.13%       1.68%(3)
-------------------------------------------------------------------------------
Ratio of expenses to average net
 assets without fee waivers                   1.44%(3)     1.56%       1.66%(3)
-------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets without fee
 waivers                                      0.95%(3)     1.09%       1.57%(3)
-------------------------------------------------------------------------------
Average Commission Rate                    $0.0600      $0.0520           -
-------------------------------------------------------------------------------
Portfolio turnover rate (4)                  32.87%       77.65%      62.76%
-------------------------------------------------------------------------------

(1) Fund commenced investment operations April 3, 1995.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securi-ties with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment se-curities (excluding short-term securities) for the six month period ended September 30, 1997 were $25,009,394 and $39,834,963, respectively.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997
(Unaudited)

ASSETS:
Investments, at value (cost-$23,336,559)                           $26,175,285
Repurchase Agreements (cost-$4,877,000)                              4,877,000
Interest receivable                                                     54,586
Receivable for capital shares issued                                     1,800
Organizational costs, net of accumulated amortization                   21,782
Prepaid expenses                                                         1,846
-------------------------------------------------------------------------------
Total Assets                                                        31,132,299
-------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                      912,079
Payable for capital shares redeemed                                    145,081
Payables:
 Investment advisory fees                                               23,747
 Administration fees                                                       494
 Transfer agent fees                                                     1,437
 Legal and audit fees                                                   12,420
 Custodian and accounting fees                                           3,460
 Printing costs                                                          1,546
 Other                                                                     735
-------------------------------------------------------------------------------
Total Liabilities                                                    1,100,999
-------------------------------------------------------------------------------
NET ASSETS:                                                         30,031,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital                                                     27,496,149
Undistributed (distributions in excess of) net investment income           450
Accumulated net realized gain (loss) from investment transactions     (304,025)
Net unrealized appreciation (depreciation) of investments            2,838,726
-------------------------------------------------------------------------------
NET ASSETS                                                         $30,031,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Shares of beneficial interest outstanding                            2,278,784
-------------------------------------------------------------------------------
Net asset value, offering, and redemption price per share               $13.18
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 1997
(Unaudited)

 Shares or
 Principal
  Amount           Security Description               Market Value
 ---------         --------------------               ------------
           COMMON STOCKS 87.2%
------------------------------------------------------------------
           BASIC INDUSTRY 8.2%
------------------------------------------------------------------
  93,400   Dravo Corp.*                                $1,109,125
  62,500   JLM Industries, Inc.*                          773,438
  20,000   Synthetic Industries, Inc.*                    580,000
                                                       ----------
                                                        2,462,563
                                                       ----------
           CONSUMER CYCLICALS 7.3%
------------------------------------------------------------------
  50,000   Quaker Fabric Corp.*                         1,131,250
  72,000   Tarrant Apparel Group*                       1,071,000
                                                       ----------
                                                        2,202,250
                                                       ----------
           CONSUMER STAPLES 3.4%
------------------------------------------------------------------
  32,000   Great Atlantic & Pacific Tea Company         1,016,000
                                                       ----------
           ENERGY 9.4%
------------------------------------------------------------------
  55,000   American Oilfield Divers*                      849,063
  37,000   Domain Energy Corp.*                           684,500
  41,700   Midcoast Energy Resources                      857,456
  24,000   Plains Resources, Inc.*                        432,000
                                                       ----------
                                                        2,823,019
                                                       ----------
           FINANCE 11.7%
------------------------------------------------------------------
  21,400   Delta Financial Corp.*                         432,013
  66,200   Gryphon Holdings, Inc.*                      1,092,299
  60,000   IMC Mortgage Co.*                              922,500
  20,500   Selective Insurance Group                    1,055,750
                                                       ----------
                                                        3,502,562
                                                       ----------
           HEALTH CARE 7.3%
------------------------------------------------------------------
  44,500   Maxxim Medical, Inc.*                        1,157,000
  50,000   Sun Healthcare Group*                        1,028,125
                                                       ----------
                                                        2,185,125
                                                       ----------
           MANUFACTURING 8.5%
------------------------------------------------------------------
  15,000   DT Industries, Inc.                            495,000
  28,000   Mascotech, Inc.                                574,000
  37,400   Standard Products Co.                          984,088
  18,000   Watts Industries, Inc.                         499,500
                                                       ----------
                                                        2,552,588
                                                       ----------

SEFTON SMALL COMPANY VALUE FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
September 30, 1997
(Unaudited)

 Shares or
 Principal
  Amount               Security Description                       Market Value
 ---------             --------------------                       ------------
           SERVICES 11.6%
------------------------------------------------------------------------------
    41,500 Cameron Ashley Building Products*                      $   757,375
    29,300 Carmike Cinemas, Inc., Class A*                            879,000
    45,000 Garden Fresh Restaurant Corp.*                             663,750
     1,500 Harveys Casinos Resorts                                     26,438
    47,000 World Fuel Services Corp.                                1,169,124
                                                                  -----------
                                                                    3,495,687
                                                                  -----------
           UTILITIES/REITS 19.8%
------------------------------------------------------------------------------
    32,100 Bedford Property Investors                                 706,200
    54,000 Eastgroup Properties                                     1,181,250
    75,000 Equity Inns, Inc.                                        1,185,937
    28,000 Price REIT                                               1,125,250
    35,000 RFS Hotel Investors, Inc.                                  682,500
    30,000 TriNet Corporate Realty Trust, Inc.                      1,053,750
                                                                  -----------
                                                                    5,934,887
                                                                  -----------
 TOTAL COMMON STOCKS                                               26,174,681
                                                                  -----------
           REPURCHASE AGREEMENT 16.2%
------------------------------------------------------------------------------
 4,877,000 Union Bank Of California Repurchase
           Agreement, 5.75%, dated 9/30/97 and maturing
           10/1/97, collateralized by U.S. Treasury
           Notes, 5.63%, due 10/31/97 with a value of
           $5,088,686                                               4,877,000
                                                                  -----------
 TOTAL REPURCHASE AGREEMENT                                         4,877,000
                                                                  -----------
           CASH SWEEP ACCOUNT 0.0%
------------------------------------------------------------------------------
       604 Union Bank Of California                                       604
                                                                  -----------
 TOTAL CASH SWEEP ACCOUNT                                                 604
                                                                  -----------
 TOTAL INVESTMENTS
  (Cost $28,213,559)                                      103.4%  $31,052,285
 LIABILITIES IN EXCESS OF OTHER ASSETS                     (3.4)%  (1,020,985)
                                                          -------------------
 TOTAL NET ASSETS                                         100.0%  $30,031,300
                                                          ===================

Percentages indicated are based on net assets of $30,031,300.

*Denotes non-income producing security.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENT OF OPERATIONS
For the period ended September 30, 1997(1)
(Unaudited)

INVESTMENT INCOME:
Interest income                                                  $ 134,250
Dividend income                                                    102,426
---------------------------------------------------------------------------
Total Investment Income                                            236,676
---------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                            83,943
Administration fees                                                 10,073
Fund Accounting fees                                                 8,096
Legal fees                                                           2,760
Audit fees                                                           9,660
Custodian fees                                                         552
Transfer Agency fees                                                 1,840
Printing costs                                                       2,484
Registration and filing fees                                           736
Trustees' fees and expenses                                          1,196
Other                                                                   96
---------------------------------------------------------------------------
Total expenses                                                     121,436
---------------------------------------------------------------------------
Expenses waived by:
 Investment Adviser                                                (16,789)
---------------------------------------------------------------------------
Net Expenses                                                       104,647
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                              132,029
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investment transactions               (304,025)
Net change in unrealized appreciation (depreciation)             2,838,726
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           2,534,701
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  2,666,730
---------------------------------------------------------------------------
---------------------------------------------------------------------------

(1)Fund commenced investment operations June 30, 1997.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the period ended September 30, 1997
(Unaudited)

                                                         For the Period Ended
                                                         September 30, 1997(1)
                                                         ---------------------
FROM INVESTMENT ACTIVITIES
Net investment income (loss)                                  $   132,029
Net realized gain (loss) from investment transactions            (304,025)
Net change in unrealized appreciation (depreciation)            2,838,726
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations                                                     2,666,730
------------------------------------------------------------------------------
Dividends to shareholders from net investment income             (131,579)
------------------------------------------------------------------------------
Change in net assets derived from investment activities         2,535,151
------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS
Proceeds from sale of shares                                   28,631,176
Net asset value of shares issued to shareholders from
 reinvestment of dividends and distributions                      130,538
------------------------------------------------------------------------------
                                                               28,761,714
Cost of shares redeemed                                        (1,265,565)
------------------------------------------------------------------------------
Change in net assets from beneficial interest
 transactions                                                  27,496,149
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                          30,031,300
NET ASSETS:
Beginning of period                                                     0
------------------------------------------------------------------------------
End of period                                                 $30,031,300
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1)Fund commenced investment operations June 30, 1997.

See Notes to Financial Statements.

SEFTON SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                                                                  For the
                                                               Period Ended
                                                               September 30,
                                                                  1997(1)
                                                               -------------
                                                                (Unaudited)
Net asset value--beginning of period                              $ 12.00
-----------------------------------------------------------------------------
Income from investment operations
Net investment income                                                0.06
Net realized and unrealized gain from investment transactions        1.18
-----------------------------------------------------------------------------
Total income from investment operations                              1.24
-----------------------------------------------------------------------------
Dividends and distributions to shareholders
Dividends from net investment income                                (0.06)
Distributions from net realized gain from investment
 transactions                                                        0.00
-----------------------------------------------------------------------------
Total Dividends and distributions                                   (0.06)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Net asset value--end of period                                      13.18
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total return                                                        10.32%(2)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period (000)                                   $30,031
-----------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.54%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to average net assets                 1.94%(3)
-----------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers          1.78%(3)
-----------------------------------------------------------------------------
Ratio of net investment income to average net assets without
 fee waivers                                                         1.70%(3)
-----------------------------------------------------------------------------
Average Commission Rate                                           $0.0595
-----------------------------------------------------------------------------
Portfolio turnover rate (4)                                          8.10%
-----------------------------------------------------------------------------

(1) Fund commenced investment operations June 30, 1997.
(2) Total return is not annualized.
(3) Annualized.
(4) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securi-ties with maturity dates of one year or less at the time of acquisition) for the period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment se-curities (excluding short-term securities) for the three month period ended September 30, 1997 were $24,888,048 and $1,248,067, respectively.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Sefton Funds Trust (the "Trust", formerly known as Kennebec Funds Trust), a Delaware business trust was organized on January 6, 1995. The Trust is regis-tered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers four series of shares--Sefton U.S. Government, Sefton California Tax-Free, Sefton Equity Val-ue, and Sefton Small Company Value (the "Funds"). The Funds commenced invest-ment operations on April 3, 1995 except the Sefton Small Company Value which commenced investment operations on June 30, 1997. The assets for each series are segregated and accounted for separately.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements. These poli-cies are in conformity with generally accepted accounting principles. The prep-aration of financial statements in accordance with generally accepted account-ing principles requires management to make estimates and assumptions that ef-fect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from those estimates.

  A. INVESTMENT VALUATION: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, the closing bid prices are used. Securities for which market quotations are not readily available are valued at their fair mar-ket value as determined in good faith by or under the direction of the Board of Trustees. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

  B. REPURCHASE AGREEMENTS: Repurchase agreements are fully collateralized by securities issued by the U.S. government or its agencies. All collateral is held by the Trust's custodian and is monitored daily to ensure that the collat-eral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Funds's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness in accordance with guidelines adopted by the Board of Trustees.

  C. FEDERAL INCOME TAXES: The Funds have made no provision for federal income tax for the period ended September 30, 1997. The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment compa-nies.

  D. SECURITIES TRANSACTIONS: Securities transactions are accounted for on the date the securities are purchased or sold (trade date).

  E. ORGANIZATIONAL COSTS: Each of the Funds, except Sefton Small Company Val-ue, deferred certain organizational costs of $38,529 at inception. Sefton Small Company Value deferred certain organizational costs of $21,782. Such costs are being amortized over a 60 month period from the commencement of investment op-erations.

  F. INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of dis-count, is accrued and recorded daily.

  G. DIVIDENDS, DISTRIBUTIONS AND EXPENSES: The Sefton Equity Value Fund and Sefton Small Company Value will distribute net investment income quarterly. The Sefton U.S. Government Fund and Sefton California Tax-Free Fund will declare and pay dividends from net investment income daily and monthly, respectively. Distributions of net realized gains, if any, are declared at least once a year. Each Fund bears expenses incurred specifically on its behalf as well as a por-tion of general expenses.

  H. CAPITAL ACCOUNTS: The Funds follow the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presenta-tion of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net in-vestment income and accumulated net realized gain or loss in such a manner as to approximate amounts available for future distributions to shareholders, if any.

  I. CONCENTRATION OF CREDIT RISK: The Sefton California Tax-Free Fund invests primarily in securities issued by the State of California (the "State") and its various political subdivisions. The performance of Sefton California Tax-Free is closely tied to economic conditions within the state and the financial con-dition of the State and its agencies and municipalities.

NOTE 2 - SHARES OF BENEFICIAL INTEREST

  On September 30, 1997 there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the period April 1, 1997 to September 30, 1997 were as follows:

                               SEFTON U.S. GOVERNMENT FUND
                         ---------------------------------------
                         FOR THE PERIOD ENDED FOR THE YEAR ENDED
                          SEPTEMBER 30, 1997    MARCH 31, 1997
                         -------------------- ------------------
SHARES SOLD                    281,568            1,343,180
SHARES REINVESTED               45,068               26,400
                               -------            ---------
TOTAL                          326,636            1,369,580
SHARES REDEEMED                (67,791)            (412,823)
                               -------            ---------
NET INCREASE (DECREASE)        258,845              956,757
                               =======            =========

                             SEFTON CALIFORNIA TAX-FREE FUND
                         ---------------------------------------
                         FOR THE PERIOD ENDED FOR THE YEAR ENDED
                          SEPTEMBER 30, 1997    MARCH 31, 1997
                         -------------------- ------------------
SHARES SOLD                    192,181               624,399
SHARES REINVESTED               58,778                21,827
                               -------            ----------
TOTAL                          250,959               646,226
SHARES REDEEMED                (84,624)           (1,242,645)
                               -------            ----------
NET INCREASE (DECREASE)        166,335              (596,419)
                               =======            ==========

                                SEFTON EQUITY VALUE FUND
                         ---------------------------------------
                         FOR THE PERIOD ENDED FOR THE YEAR ENDED
                          SEPTEMBER 30, 1997    MARCH 31, 1997
                         -------------------- ------------------
SHARES SOLD                      197,938          2,774,203
SHARES REINVESTED                 20,670            195,029
                              ----------          ---------
TOTAL                            218,608          2,969,232
SHARES REDEEMED               (1,356,290)          (146,071)
                              ----------          ---------
NET INCREASE (DECREASE)       (1,137,682)         2,823,161
                              ==========          =========

                         SEFTON SMALL COMPANY VALUE FUND
                         -------------------------------
                              FOR THE PERIOD ENDED
                             SEPTEMBER 30, 1997 (1)
                         -------------------------------
SHARES SOLD                         2,370,247
SHARES REINVESTED                       9,927
                                    ---------
TOTAL                               2,380,174
SHARES REDEEMED                      (101,390)
                                    ---------
NET INCREASE (DECREASE)             2,278,784
                                    =========

(1) Fund commenced investment operations June 30, 1997.

NOTE 3 - INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER RELATED PARTY TRANSACTIONS

  Each Fund has entered into an Investment Advisory Agreement with Sefton Capi-tal Management, Inc. ("Investment Adviser"). Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly at an annual rate of .60%, .60%, 1.00%, and 1.25% of the daily average net assets for the Sefton U.S. Government Fund, Sefton Cali-fornia Tax-Free Fund, Sefton Equity Value Fund and Sefton Small Company Value, respectively. Sefton Capital Management, Inc. voluntarily waived a portion of its advisory fee for the year ended September 30, 1997. Mr. Harley K. Sefton, President and CEO of the Investment Adviser, is responsible for the day to day management of the Funds. As of September 30, 1997, affiliates of the Funds own 96%, 94%, 93%, and 96% of the Sefton U.S. Government, Sefton California Tax-Free, Sefton Equity Value, and Sefton Small Company Value Funds' shares out-standing, respectively.

  On January 1, 1997, each of the Funds entered into an Administrative Services Contract with BISYS Fund Services ("BISYS" or "Administrator"). The Administra-tor is entitled to receive a fee from the Funds for its services computed daily and payable monthly, at an annual rate of .15% of each Fund's average daily net assets. BISYS voluntarily waived a portion of the administration fees for the period ended September 30, 1997. BISYS assisted in each of the Fund's adminis-tration and operations, including providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Fund.

  Certain Trustees and officers of the Funds are also officers of Sefton Capi-tal Management or BISYS. All access persons, as defined in the 1940 Act, follow guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

  Trustees and officers of the Funds who are affiliated persons receive no com-pensation from the Funds. Trustees who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimburse-ment of expenses of $2,664, $3,673, $5,876 and $1,196 from the Sefton U.S. Gov-ernment, Sefton California-Tax Free Fund, Sefton Equity Value Fund and Sefton Small Company Value Fund, respectively, for the period ended September 30, 1997.

NOTE 4 - UNREALIZED GAINS AND LOSSES ON INVESTMENTS

  As of September 30, 1997:

                                  SEFTON         SEFTON       SEFTON        SEFTON
                              U.S. GOVERNMENT  CALIFORNIA     EQUITY     SMALL COMPANY
                                   FUND       TAX-FREE FUND VALUE FUND    VALUE FUND
                              --------------- ------------- -----------  -------------
Gross Appreciation
 (excess of value over cost)     $974,522      $1,938,599   $17,441,227   $2,953,701
Gross Depreciation
 (excess of cost over value)            -               -        (4,237)    (114,975)
                                 --------      ----------   -----------   ----------
Net Unrealized
 Appreciation/(Depreciation)     $974,522      $1,938,599   $17,436,990   $2,838,726
                                 ========      ==========   ===========   ==========

Trustees And Officers

Sefton Funds

Board of Trustees
-----------------

Harley K. Sefton++             Chairman of the Board;
                               Chairman, President and Chief Executive Officer,
                               Sefton Capital Management, Inc.

Grace Evans Cherashore*+       Chief Executive Officer,
                               Bahai and Catamaran Hotels.

Gordon T. Frost, Jr.*+         President/General Manager,
                               Frost Hardwood Lumber Company.

John J. Pileggi*+              Senior Managing Director,
                               Furman Selz.

                               *    Member of Audit Committee
                               +    Member of Nominating Committee
                               ++   Trustee who is an "interested person" of the
                                    Trust as that term is defined in the
                                    Investment Company Act of 1940


Officers
--------

Harley K. Sefton               Chairman of the Board and President

Thomas C. Bowden               Vice President

Alan A. Lordi                  Vice President

Ted J. Piorkowski              Vice President

Leif O. Sanchez                Vice President

Lani Capossere                 Vice President and Secretary

Irimga McKay                   Assistant Secretary

Alaina Metz                    Assistant Secretary

Matthew Constancio             Assistant Secretary

Ellen Stoudamire               Assistant Secretary

Thresa Dewar                   Vice President & Treasurer

Greg Maddox                    Assistant Treasurer

Frank Deutchki                 Assistant Treasurer


The views expressed in this report are those of the Funds' portfolio managers as of the date specified, and may not reflect the views of the portfolio managers on the date they are first published or at any time thereafter. The views expressed in this report are intended to assist shareholders of the Sefton Funds in understanding their investment in the Funds and do not constitute investment advice: investors should consult their own investment professionals as to their individual investment programs.

Sefton Capital Management, the investment adviser to the Sefton Funds, is a privately owned registered investment adviser.

This material must be accompanied or preceded by a prospectus. For more complete information about the Sefton Funds, including charges and expenses, obtain a prospectus from BISYS Fund Services, Inc., Member NASD, 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call toll free 1-800-524-2276. Read the prospectus carefully before investing or sending money.

Investment Adviser
Sefton Capital Management
2550 Fifth Avenue, Suite 808
San Diego, California 92103

Administrator, Distributor and Transfer Agent
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

Custodian
Union Bank of California
475 Sansome Street
San Francisco, California 94111

Legal Counsel
Baker & McKenzie
805 Third Avenue, 30th Floor
New York, New York 10022

Independant Accountants
Price Waterhouse LLP
200 E. Randolph Drive
Chicago, IL 60601


For More Information Call
Sefton Funds 1-800-524-2276



These funds are not insured by Sefton Capital Management, the FDIC or any other insurer.